U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 15, 2013

SOLO INTERNATIONAL, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	333-170096	68-0680819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

871 Coronado Center Drive, Suite 200, Henderson, NV 89052
 (Address of principal executive offices)

(702) 330-2181
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

On March 15, 2013 the relationship between our Company and the firm of Borgers & Cutler CPA’s PLLC (“B&C”), our independent accountant who audited our financial statements for our fiscal year ended September 30, 2012, was dismissed due to the dissolution of B&C. B&C had audited our financial statements for the fiscal year ended, September 30, 2012, and reviewed our financial statements for the related interim periods.

In connection with the audit of our financial statements as of and for the fiscal year ended September 30, 2012, and all interim periods, there were no disagreements with B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of B&C, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. None of the “reportable events” described in Item 304(a)(1)(iv) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal year ended September  30, 2012, or any subsequent interim period preceding the dismissal of B&C.

The audit report of B&C on our financial statements as of and for the year ended September 30, 2012, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the year ended September 30, 2012, , which stated as follows:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

We have requested that B&C furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

In addition, effective March 15, 2013, we approved the appointment of BF Borgers CPA PC (“Borgers PC”), as the Company’s independent registered public accountant, to audit our financial statement for our fiscal year ending September 30, 2013, and include such report as part of our annual report on Form 10-K for our fiscal year ending September 30, 2013.  This change in independent accountants was approved by our Board of Directors.  There were no consultations between us and Borgers PC prior to their appointment.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit
16.1	Letter from Borgers & Cutler CPA’s PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Solo International, Inc.

Date: March 21, 2013	By:	/s/ Michel Plante
	Name:	Michel Plante
	Title:	President, Secretary, Treasurer and Director